===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              COMSAT CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                    [COMSAT CORPORATION LOGO APPEARS HERE]

                   YOUR NEW PROXY MATERIALS ARE ENCLOSED FOR
                       COMSAT CORPORATION'S RESCHEDULED
                      1999 ANNUAL MEETING OF SHAREHOLDERS
              AT 9:30 A.M. AUGUST 20, 1999 IN BETHESDA, MARYLAND

                            YOUR VOTE IS IMPORTANT!

  COMSAT's Annual Meeting has been rescheduled to August 20, 1999 from June 18, 1999. As a result, any proxy cards that were submitted earlier are invalid. New proxy materials are enclosed in this package and must be returned as soon as possible.

  Please remember the following:

 . All votes previously cast in the June proxy solicitation do not count! For your vote to be counted, you must complete, sign, date and return the enclosed proxy card today!

 . If you have already tendered or plan to tender your shares as part of the Lockheed Martin tender offer, it is especially important that you vote FOR the merger proposal.

 . If you fail to vote, you will effectively be voting against the merger proposal.

-------------------------------------------------------------------------------

  Thank you for your cooperation.

          PLEASE SIGN, DATE AND MAIL YOUR ENCLOSED PROXY CARD TODAY.